Exhibit 99.2

KAYNEBDC.COM KAYNE ANDERSON BDC, INC. EARNINGS PRESENTATION Third Quarter 2024

2 Disclaimer and Forward - Looking Statement This presentation may contain “forward - looking statements” that involve substantial risks and uncertainties . Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon . These forward - looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Kayne Anderson BDC, Inc . (“KBDC”), its current and prospective portfolio investments, its industry, its beliefs and opinions, and its assumptions . Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward - looking statements . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond KBDC’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward - looking statements including, without limitation, the risks, uncertainties and other factors identified in KBDC’s filings with the SEC . All forward - looking statements speak only as of the date of this presentation . KBDC does not undertake any obligation to update or revise any forward - looking statements or any other information contained herein, except as required by applicable law .

EXECUTIVE SUMMARY

4 Executive Summary Quarterly Highlights 1 Annualized dividend yield is calculated by dividing the declared dividend per share by the net asset value per share at the e nd of the quarter and annualizing such amount over four quarterly periods. There assurance that the same dividend yield will be achieved. 2 Actual yields earned over the life of investments could be materially different from the yields presented herein. 3 Excludes investments in broadly syndicated loans; as of September 30, 2024, KBDC held $270 million of such investments (fair value), representing ~14% of total fair market value of investment s. 4 Excludes investments on watchlist. 5 Calculated as a percentage of total debt investments at fair value. Financial Results Portfolio Balance Sheet & Liquidity Recent Events » Net investment income per share: $0.52 » Net asset value per share: $16.70 » Annualized ROE: 12.5% on net investment income » 3Q’24 dividend per share: $0.40 regular (annualized dividend yield of ~9.6%) (1) » Total fair value was approximately $1.94 billion invested in 110 companies » Weighted average yield at amortized cost of debt investments was 11.4% (2) » 98% first - lien portfolio » Weighted average and median EBITDA of borrowers of $59.6 million (3)(4) and $33.7 million (3)(4) , respectively » Average position size of 0.9% with 10 largest positions representing 18.6% of the portfolio (5) » 1.0% of investments (based on fair value) on non - accrual » Outstanding debt balance was $788 million; quarter - end debt - to - equity ratio was 0.66x » Total liquidity of $499 million, including cash of $62 million and undrawn committed debt capacity of $437 million » $100.0M Share Repurchase Plan: Repurchased 68,680 shares / ~1.1M through September 30, 2024 » Declared 4Q regular distribution of $0.40 per share on November 6, 2024 » Special distribution of $0.10 per share, announced in conjunction with the IPO, will be paid on December 20, 2024 to investors of record as of December 5, 2024

5 Executive Summary Investment Highlights » Lending philosophy focused on core middle market in defensive, stable industries » Experienced, long - tenured leadership and investment team » High - quality sourcing and execution model with high degree of selectivity » Diversified, conservative portfolio with focus on senior secured, first lien loans » Active portfolio management and risk monitoring » Focus on shareholder alignment

CONFIDENTIAL 6 » Scaled, differentiated BDC via focus on core middle market ($10 - $50+ million of EBITDA) » Consistent adherence to our value lending strategy: (i) conservative structures (first lien, lower leverage) in (ii) private equity - backed businesses with (iii) financial maintenance covenants generating (iv) attractive yields KBDC Portfolio Overview At - a - Glance 1 Excludes investments in broadly syndicated loans and opportunistic investments; as of September 30, 2024, KBDC held $270 mill ion of such investments (fair value), representing ~14% of total fair market value of investments. 2 Weighted average yield of amortized cost of debt investments. 3 Excludes investments on watchlist. 4 NII yield is calculated by dividing annualized 3Q NII per share by NAV per share at September 30, 2024. $1.94bn Portfolio Fair Value ($2.14bn commitments) 100% Financial Maint. Covenants (1) ~98% First Lien Senior Secured 99% PE Sponsored Companies (1) 110 Portfolio Companies 3.1x Wtd. Avg. Interest Coverage (3) ~11.4% Wtd. Avg. Portfolio Yield (2) 4.2x Wtd. Avg. Net Leverage (3) KBDC OVERVIEW (SEPTEMBER 30, 2024) 1.0% FV Debt on Non - Accrual 12.5% NII Yield (4)

7 Executive Summary Key Financial Highlights 1 Prior to 2024, the Company did not distinguish between regular and supplemental distributions and generally distributed subst ant ially all its income on a quarterly basis. » KBDC’s dividend yield is ~ 11 . 4 % inclusive of the three declared special distributions of $ 0 . 10 per share payable on December 20 , 2024 , March 18 , 2025 and June 24 , 2025 » As of September 30 , 2024 , KBDC had undistributed net investment income of approximately $ 0 . 32 per share ($000 except per share data) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Net Investment Income $0.52 $0.51 $0.52 $0.54 $0.53 Net Realized and Unrealized Gains (Losses) $0.01 ($0.05) $0.09 $0.01 ($0.19) Net Income (loss) $0.53 $0.46 $0.61 $0.55 $0.34 Net Asset Value $16.70 $16.57 $16.63 $16.42 $16.40 Annualized ROE (on Net Investment Income) 12.5% 12.3% 12.5% 13.2% 12.9% Annualized ROE (on Net Income) 12.7% 11.1% 14.7% 13.4% 8.3% Regular Distributions (1) $0.40 $0.40 $0.40 $0.53 $0.53 Supplemental Distributions - - - - - Special Distributions - - - - - Total Distributions $0.40 $0.40 $0.40 $0.53 $0.53 Regular Distribution Yield (1) 9.6% 9.7% 9.6% 12.9% 12.9% Supplemental Distribution Yield - - - - - Special Distribution Yield - - - - - Total Distribution Yield 9.6% 9.7% 9.6% 12.9% 12.9% Total Debt $788,000 $622,000 $659,000 $695,750 $598,000 Net Assets $1,186,205 $1,178,176 $811,557 $683,056 $680,726 Debt-to-Equity at Quarter End 0.66x 0.53x 0.81x 1.02x 0.88x As of Date and for the Three Months Ended

PORTFOLIO OVERVIEW

9 Portfolio Overview Key Statistics 1 1Q’24 , 2Q’24, and 3Q’24 includes investments in broadly syndicated loans; as of 3Q’24, KBDC held $270 million of such invest men ts (fair value) across 22 borrowers. Quarters prior to 1Q’24 presented above included no investments in broadly syndicated loans. KEY PORTFOLIO STATISTICS ($ IN MILLIONS) (1) 30-Sep-24 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Portfolio Highlights Funded Investments at Fair Value $1,943 $1,847 $1,784 $1,363 $1,278 Number of Portfolio Companies 110 106 103 76 72 Average Position Size at Fair Value ($) $17.7 $17.4 $17.3 $17.9 $17.8 Average Position Size at Fair Value (%) 0.9% 0.9% 1.0% 1.3% 1.4% Portfolio Composition (at fair value) First Lien 98% 98% 98% 97% 97% Second Lien 0% 0% 0% 0% 0% Subordinated 1% 1% 1% 2% 2% Equity 1% 1% 1% 1% 1% Loans by Interest Rate Type % Floating Rate Debt Investments 100.0% 100.0% 100.0% 100.0% 100.0% % Fixed Rate Debt Investments 0.0% 0.0% 0.0% 0.0% 0.0% Asset Level Yields (at fair value) Weighted Average Yield on Private Credit Loans 11.9% 12.3% 12.4% 12.5% 12.4% Weighted Average Yield on Broadly Syndicated Loans 7.8% 8.3% 8.4% N/A N/A Weighted Average Yield on Debt Investments 11.3% 11.7% 11.7% 12.5% 12.4% Non-accrual Debt Investments (at fair value) Non-accrual Investments $19.2 $18.9 $7.0 $5.9 $13.9 Non-accrual Investments as a % of Debt Investments 1.0% 1.0% 0.4% 0.4% 1.1% Number of Investments on Non-accrual 2 2 1 1 1

10 Portfolio Overview Diversity (As of September 30, 2024) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio 1 Calculated as a percentage of total debt investments at fair value. 2 In some instances, we have disclosed the borrower’s DBA name. INDUSTRY CONCENTRATION BORROWER CONCENTRATION (1)(2) Average Position Size: 0.9% Suave 2.2% M2S 2.0% Keany 1.9% American Equipment 1.9% Vitesse 1.8% EIS 1.8% Peak Technologies 1.8% Genuine Cable Group 1.8% EnviroTech 1.7% FreshEdge 1.7% All Others 81.4% 110 Borrowers Trading Companies & Distributors 14.6% Food Products 9.7% Commercial Services & Supplies 7.8% Containers and Packaging 7.7% Health Care Providers & Services 6.8% Aerospace & Defense 4.9% Professional Services 4.8% Leisure Products 3.9% Personal Care Products 3.8% Automobile Components 3.6% All Others (23 Total) 32.4%

11 Portfolio Overview Asset Mix GROSS NEW COMMITMENTS ($ IN MILLIONS) (1) ASSET MIX AT END OF PERIOD (2) » KBDC committed approximately $183 million to new investments in 3Q’24 » Portfolio is 100% floating rate and nearly all first lien senior secured loans » Asset mix remains consistent at approximately 98% first lien senior secured ROLLING INVESTMENT ACTIVITY ($ IN MILLIONS) Note: Please see the Company’s filings with the SEC for more information about the Company’s portfolio. 1 Based on principal amount of investments and includes unfunded commitments. 2 Based on fair value of investments. 97% 97% 97% 98% 98% 98% 2% 2% 2% 1% 1% 1% 1% 1% 1% 1% 1% 1% 0% 20% 40% 60% 80% 100% 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 First Lien Subordinated Debt Equity 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 Gross New Investment Commitments(1) $57 $30 $153 $464 $172 $183 Investment Fundings (Private Credit) 73 42 184 147 136 184 Investment Fundings (BSL) - - - 302 30 - Investment Fundings (Equity) - - - 1 1 1 Investments Repaid or Sold (Private Credit) (42) (42) (97) (32) (41) (83) Investments Repaid or Sold (BSL) - - - - (59) (2) Net Investment Activity $31 $0 $87 $417 $67 $100 $57 $30 $153 $464 $172 $183 $- $100 $200 $300 $400 $500 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24

FINANCIAL HIGHLIGHTS

13 Financial Highlights Net Asset Value NAV PER SHARE BRIDGE » NAV per share increased $0.13 during 3Q to $16.70, primarily the result of excess NII over base dividend $0.01 ( $0.29 ) ( $0.40 ) $16.57 $0.81 $16.70 $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 2Q'24 NAV Interest Income Unrealized Gain (Loss) Operating Expenses Dividends 3Q'24 NAV

14 Financial Highlights Dividend History 1 Yields presented above calculated by dividing either (i) dividends or (ii) NII, as applicable by the net asset value per shar e a t the end of the quarter and annualizing such amount over four quarterly periods. 2 All amounts presented on a per share basis utilizing end of period share count. DIVIDEND HISTORY (2) DIVIDEND AND NII YIELD (1) » Prior to 2024 , KBDC did not distinguish between regular and supplemental distributions and generally distributed substantially all its income on a quarterly basis ▪ During 1 Q’ 24 , KBDC established a $ 0 . 40 per share regular dividend ▪ KBDC declared three special dividends payable on 12 / 20 / 24 , 3 / 18 / 25 and 6 / 24 / 25 following pre - IPO share lock - up expiration dates » To the extent that NII exceeds the regular dividend, we plan to pay quarterly supplemental and annual special dividends following the expiration of pre - IPO shareholder lock - ups in 2 Q’ 25 $0.53 $0.53 $0.40 $0.40 $0.40 $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 NII Yield 12.9% 13.2% 12.5% 12.3% 12.5% Total Dividend Yield 12.9% 12.9% 9.6% 9.7% 9.6%

BALANCE SHEET AND OPERATING RESULTS

16 Balance Sheet Summary ($000 except per share data) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Assets Long-term investments (fair value) $1,943,439 $1,847,058 $1,784,045 $1,363,498 $1,277,603 Short-term investments and cash 61,753 40,615 44,286 46,871 29,012 Receivable for principal pmts. on invest. 501 5,280 293 104 179 Interest receivable 22,391 16,780 15,551 12,874 13,718 Prepaid expenses and other assets 161 117 266 319 119 Total Assets $2,028,245 $1,909,850 $1,844,441 $1,423,666 $1,320,631 Liabilities Debt $788,000 $622,000 $659,000 $695,750 $598,000 Unamortized debt issuance costs (8,511) (9,448) (5,639) (6,431) (5,289) Payable for investments purchased 17,397 72,322 299,692 - - Shares repurchased payable 10 - - - - Capital payable - - 29,025 - - Distributions payable 28,420 28,446 19,516 22,050 21,999 Management fee payable 3,573 3,780 3,522 2,996 2,905 Incentive fee payable - - 16,826 14,195 11,692 Accrued expenses and other liabilities 13,151 14,574 10,942 12,050 10,598 Total Liabilities $842,040 $731,674 $1,032,884 $740,610 $639,905 Net Assets: Common Shares 71 71 49 42 42 Additional paid-in capital 1,153,001 1,154,108 790,245 669,990 668,505 Total distributable earnings (deficit) 33,133 23,997 21,263 13,024 12,179 Total Net Assets $1,186,205 $1,178,176 $811,557 $683,056 $680,726 Total Liabilities and Net Assets $2,028,245 $1,909,850 $1,844,441 $1,423,666 $1,320,631 Net Asset Value Per Common Share $16.70 $16.57 $16.63 $16.42 $16.40 Debt to equity at quarter end 0.66x 0.53x 0.81x 1.02x 0.88x Average debt to equity 0.62x 0.57x 0.94x 0.91x 0.93x

17 Operating Results Summary ($000 except per share data) Sep 30, 2024 Jun 30, 2024 Mar 31, 2024 Dec 31, 2023 Sep 30, 2023 Investment income: Interest and dividend income $57,819 $52,453 $46,494 $42,695 $41,197 Total investment income $57,819 $52,453 $46,494 $42,695 $41,197 Expenses: Management fees 4,764 4,251 3,522 2,995 2,905 Incentive fees 5,605 4,109 2,631 2,504 2,371 Interest expense 16,069 13,239 15,656 13,918 13,871 Other general and admin. expenses 1,124 1,041 882 845 681 Total expenses $27,562 $22,640 $22,691 $20,262 $19,828 Management fee waiver (1,191) (471) - - - Incentive fee waiver (5,605) (4,109) - - - Net expenses $20,766 $18,060 $22,691 $20,262 $19,828 Net investment income $37,053 $34,393 $23,803 $22,433 $21,369 Net realized gains (losses) - (138) - (10,686) - Net change in unrealized gains (losses) 503 (3,075) 3,952 11,047 (7,497) Net increase in net assets resulting from operations $37,556 $31,180 $27,755 $22,794 $13,872 Net investment income per share $0.52 $0.51 $0.52 $0.54 $0.53 Earnings per share $0.53 $0.46 $0.61 $0.55 $0.34 Weighted average shares outstanding 71,083,885 67,426,904 45,345,417 41,591,048 40,499,327 For the Three Months Ended

18 Balance Sheet and Liquidity Financing Profile Note: As of September 30, 2024 unless otherwise noted. 1 Includes amortization of debt issuance and monitoring costs. DEBT FUNDING MIX ($ IN MILLIONS) FINANCING PER QUARTER ($ IN MILLIONS) » KBDC has diverse and adequate sources of liquidity to achieve its target debt - to - equity ratio of 1.00x to 1.25x » Debt capital is comprised of the following committed credit facilities and senior unsecured notes outstanding (2) Commitment Drawn Availability Pricing Maturity Corporate Facility $400.0 $221.0 $179.0 S + 2.35% February 18, 2027 Funding Facility 600.0 409.0 191.0 S + 2.375% - 2.500% April 3, 2029 Funding Faclity II 150.0 83.0 67.0 S + 2.70% December 22, 2028 Series A Notes 25.0 25.0 - 8.65% June 30, 2027 Series B Notes 50.0 50.0 - 8.74% June 30, 2028 Total $1,225.0 $788.0 $437.0 $618 $622 $703 $569 $731 9.0% 9.0% 8.9% 9.3% 8.6% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $0 $200 $400 $600 $800 $1,000 9/30/23 12/31/23 3/31/24 6/30/24 9/30/24 Average Daily Borrowing Average Interest Rate 1